FRANKLIN RESOURCES, INC. Q1 2019 Executive Quarterly Earnings Commentary January 30, 2019 Exhibit 99.2 Highlights • Relative investment performance was strong across U.S. equity, multi-asset/balanced and global fixed income investment objectives. Global fixed income had particularly strong relative performance with Greg Johnson the majority of assets in the top two quartiles across the 1-, 3-, 5-, Chairman of the Board and 10-year periods. Chief Executive Officer • Seeing improved sales demand for Franklin Income and Templeton Global Macro flagship funds. • Financial results from operations remained solid, despite the worst quarter for global equity markets since 2011. However, volatility in equity markets, plus the adoption of new accounting standards that require changes in fair value of certain equity securities to be recognized in earnings, weighed on other income. Kenneth A. Lewis • Executive Vice President Repurchased 11 million shares in the quarter, reducing shares Chief Financial Officer outstanding, net of issuance, by 1.5% over the prior quarter, and declared a $0.26 per share regular dividend, a 13% increase from the prior year. Contents Page(s) Investment Performance 2 Assets Under Management 3-5 and Flows Conference Call Details: Flows by Investment 6-8 Johnson and Lewis will lead a live teleconference today at 11:00 a.m. Objective Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by Financial Results 9 dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by Operating Revenues and 9-11 calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 Expenses internationally using access code 13686183, after 2:00 p.m. Eastern Time on January 30, 2019 through February 28, 2019. Other Income and Taxes 11-12 Analysts and investors are encouraged to review the Company’s recent Capital Management 12-13 filings with the U.S. Securities and Exchange Commission and to contact Appendix 14-15 Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary.

Greg Johnson, Chairman and CEO
First Quarter Executive Commentary
Unaudited

Investment Performance

Peer Group Comparison[1,2]

	% of AUM in Top Two Peer Group Quartiles			
as of December 31, 2018	**1-Year**	**3-Year**	**5-Year**	**10-Year**
Equity				
Global/international	49%	29%	22%	33%
United States	88%	69%	63%	37%
Total equity	65%	45%	39%	35%
Multi-Asset/Balanced	71%	92%	15%	98%
Fixed Income				
Tax-free	43%	45%	45%	47%
Taxable				
Global/international	78%	83%	73%	95%
United States	32%	36%	24%	8%
Total fixed income	61%	65%	57%	62%

Despite growth stocks outperforming value by over 3.5% in 2018, the MSCI World Value was only down 11.1% versus a 15.4% decline for the MSCI World Growth for the quarter, which contributed to improved relative performance rankings for many of our strategies as volatility increased. In fact 1-year relative performance rankings improved significantly across most investments objectives this quarter as over 63% of assets outperformed their peer group.

Global fixed income relative performance was a clear bright spot for us this quarter. Additionally, the Franklin Income fund ranked in the top two quartiles across the 1- 3- and 10-year periods.

Overall equity relative performance was mixed, with strong results coming from U.S. equity strategies.

Tax-free fixed income relative performance improved across the board, but taxable U.S. fixed income performance was mixed, with very strong results coming from our floating rate debt strategies.

Our Franklin LibertyQ lineup of multifactor ETFs performed well in 2018, as they were designed to lessen the impact of volatile equity markets. The majority of our LibertyQ smart beta ETFs ranked in the top quartile of their Morningstar peer groups of both ETFs and mutual funds and continue to be approved at key advisor platforms.

1. AUM measured in the 1-year peer group rankings represents 86% of our total AUM as of December 31, 2018.

2. The peer group rankings are sourced from Lipper, a Thomson Reuters Company, Morningstar or eVestment and various international third-party providers in each fund's market and were based on an absolute ranking of returns. © 2018 Morningstar, Inc. All rights reserved. The information herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2

Greg Johnson, Chairman and CEO
First Quarter Executive Commentary
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period
(in US$ billions, for the three months ended)


753
754
752
738
732
724
724
717
683
650
12/17
3/18
6/18
9/18
12/18
Average AUM
Ending AUM

Increased market volatility drove a decline in assets under management, as December's correction resulted in a 9% decrease in ending assets under management compared with the 6% decline in average assets under management.

Net Market Change, Distributions and Other
(In US$ billions, for the three months ended)


2.9
(6.3)
(11.1)
6.6
(59.9)
12/17
3/18
6/18
9/18
12/18

Long-Term Flows
(In US$ billions, for the three months ended)


28.1
28.6
25.8
22.5
21.7
(2.3)
(10.0)
(12.1)
(13.6)
(7.3)
(39.4)
(41.7)
(41.8)
(39.2)
(42.4)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Net market change and other accounted for most of this decrease and was almost $60 billion, which includes long-term distributions of almost $16 billion. Net outflows of about $7 billion improved over the prior quarter due primarily to higher reinvested distributions.

3

Greg Johnson, Chairman and CEO
First Quarter Executive Commentary
Unaudited

Long-Term Flows: Retail[1]
(In US$ billions, for the three months ended)

United States


8.9
10.3
8.9
9.1
9.3
(0.6)
(6.2)
(5.5)
(5.7)
(1.5)
(17.4)
(18.4)
(17.7)
(17.1)
(22.0)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

International


11.6
11.6
9.2
8.4
7.1
0.6
(0.9)
(1.2)
(0.7)
(1.6)
(11.8)
(13.4)
(10.8)
(9.7)
(9.7)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Sales results for our retail business was mixed, with lower international sales partially offset by a slight increase in the U.S. However, we are encouraged by the increase in US retail sales that we believe reflects traction on our multi-year initiative to become a leader in the fee-based channel. December was a particularly strong month with a substantial increase in sales over the prior month, driven by U.S. equity and global fixed income strategies.

The traction was visible across several sales teams within the organization. Our DCIO team continued to deliver sales through collective investment trust ("CIT") vehicles in the multi-asset/solutions space, with more opportunities on the horizon. We further expanded our CIT capabilities with the launch of a core bond CIT to round out our product line-up.

Our Strategic Relationship Team also carried forward its positive momentum from last year through its home-office gatekeeper and research analyst engagement efforts during the quarter.

International retail sales experienced lower demand for a handful of cross-border U.S. equity funds including Franklin Technology and U.S. Opportunities Funds as well as the cross-border Franklin K2 Alternatives fund. This was partially offset by higher demand for global macro strategies in the greater China region, where investors tend to react more quickly to performance trends.

1. Graphs do not include high net-worth client flows.

4

Greg Johnson, Chairman and CEO
First Quarter Executive Commentary
Unaudited

Long-Term Flows: Institutional[1]

(In US$ billions, for the three months ended)

United States


2.5
2.8
2.2
2.5
2.5
(2.1)
(2.2)
(2.1)
(2.7)
(0.7)
(4.8)
(5.0)
(4.5)
(5.4)
(4.0)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

International


4.6
3.4
4.9
2.3
2.5
(0.3)
(0.6)
(3.6)
(4.3)
(3.4)
(5.0)
(4.3)
(8.5)
(6.6)
(6.3)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

On the institutional front, we saw clear improvement this quarter with much lower redemptions and higher sales.

U.S. redemptions improved to the lowest level in five years, leading to net outflows of just $700 million.

A win of about $600 million into a strategy managed by our Mexican local asset management team bolstered international sales. Redemptions also declined.

1. Graphs do not include high net-worth client flows.

5

Greg Johnson, Chairman and CEO

First Quarter Executive Commentary
Unaudited

Flows by Investment Objective

Global/International Equity

(in US$ billions, for the three months ended)


5.9
6.6
6.0
4.3
4.3
(3.6)
(4.5)
(7.3)
(7.3)
(1.4)
(11.6)
(11.6)
(13.3)
(11.5)
(9.7)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	9%
Redemptions	23%	20%

Global equity net outflows improved this quarter due to lower institutional redemptions. Sales were essentially flat over the prior quarter.

Global/International Fixed Income

(in US$ billions, for the three months ended)


11.1
10.3
8.3
7.2
7.4
1.8
0.1
(1.9)
(2.0)
(2.7)
(10.2)
(11.0)
(11.0)
(10.0)
(12.1)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	23%	20%
Redemptions	26%	32%

Global fixed income sales increased this quarter to $7.4 billion due to demand for our global macro strategies, but higher redemptions, due in part to an institutional redemption of approximately $800 million, led to net outflows of $2.7 billion for the category.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Greg Johnson, Chairman and CEO

First Quarter Executive Commentary
Unaudited

U.S. Equity

(in US$ billions, for the three months ended)


3.6
4.1
4.4
4.5
4.0
1.5
(2.5)
(0.2)
(0.9)
2.8
(5.5)
(6.7)
(5.5)
(5.9)
(6.3)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	15%	14%
Redemptions	22%	22%

U.S. equity sales declined this quarter, driven by lower demand for certain strategies from non-U.S. clients. However, traction continued in several growth strategies including Franklin Growth, Franklin International Growth, and Franklin Dynatech funds, the last of which has experienced net inflows for nine consecutive quarters.

Multi-Asset/Balanced

(In US$ billions, for the three months ended)


3.5
4.0
4.0
3.8
2.8
(0.5)
(1.1)
(0.2)
(0.4)
(2.3)
(5.8)
(6.3)
(5.7)
(5.4)
(6.8)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	8%
Redemptions	17%	20%

Multi-asset/balanced sales decreased by about $1 billion this quarter due mostly to a drop in demand for the Franklin Convertible Securities fund, which was closed to new investors in August. Additionally, an institutional separate account redemption of about $400 million impacted this investment objective. Our high net worth business generated ongoing interest with an additional $100 million in sales over the prior quarter, and sales into the Franklin Income fund increased by a similar amount.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

7

Greg Johnson, Chairman and CEO
First Quarter Executive Commentary
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


1.5
1.7
1.2
1.2
1.6
(1.4)
(1.1)
(1.3)
(1.1)
(2.0)
(3.2)
(3.1)
(2.9)
(2.7)
(3.9)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	8%	10%
Redemptions	17%	24%

Improved tax-free fixed income performance contributed to an uptick in sales for the category this quarter. Franklin California Tax-Free Income and Franklin Federal Tax-Free Income funds sales improved notably, but redemptions in these funds also increased which contributed to net outflows of $2 billion for the category.

Taxable U.S. Fixed Income

(In US$ billions, for the three months ended)


2.5
1.9
1.9
1.5
1.6
(0.1)
(0.9)
(1.2)
(1.9)
(1.7)
(3.1)
(3.0)
(3.4)
(3.7)
(3.6)
12/17
3/18
6/18
9/18
12/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	16%	14%
Redemptions	27%	32%

Taxable U.S fixed income net outflows improved this quarter with a slight increase in sales coming from a broad array of strategies within the category, particularly into floating rate debt strategies that have had strong relative performance.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

8

Ken Lewis, CFO
First Quarter Executive Commentary
Unaudited

Financial Results

(in US$ millions except per share data, for the three months ended)

Quarterly Operating and Net Income (Loss)[1]


581
556
503
479
412
443
402
503
276
(583)
12/17
3/18
6/18
9/18
12/18
Operating Income
Net Income (Loss) 1

Quarterly Diluted Earnings (Loss) Per Share


$0.78
$0.75
$0.96
$0.54
$(1.06)
12/17
3/18
6/18
9/18
12/18

Operating income for the quarter was $412 million as lower expenses were more than offset by the decrease in assets under management and its related revenue. Net income was $276 million, reflecting weak equity markets this quarter, as well as a more normalized tax rate.

Diluted earnings per share for the quarter was $0.54.

Operating Revenues and Expenses

(In US$ millions, for the three months ended)

	Dec-18	Sep-18	Dec-18 vs. Sep-18	Jun-18	Mar-18	Dec-17	Dec-18 vs. Dec-17
Investment management fees	$ 971.8	$ 1,058.9	(8%)	$ 1,077.9	$ 1,117.1	$ 1,113.6	(13%)
Sales and distribution fees	354.8	380.8	(7%)	391.4	409.8	417.8	(15%)
Shareholder servicing fees	55.1	51.8	6%	53.9	61.3	54.9	0%
Other	29.8	35.7	(17%)	35.4	29.6	29.2	2%
Total Operating Revenues	**$ 1,411.5**	**$ 1,527.2**	**(8%)**	**$ 1,558.6**	**$ 1,617.8**	**$ 1,615.5**	**(13%)**

Investment management fee revenue declined 8% to $972 million due mostly to a 6% decrease in average assets under management. The adoption of new revenue recognition accounting guidance this quarter resulted in a $16 million reclassification from investment management fee revenue to asset-based sales and distribution fees. This adjustment lowered the blended effective fee rate, excluding performance fees, by approximately 0.7 basis points.

1. Net income (loss) attributable to Franklin Resources, Inc.

9

Ken Lewis, CFO
First Quarter Executive Commentary
Unaudited

Sales and distribution revenue was $355 million, a decrease of 7% from last quarter as the benefit of the revenue reclassification was more than offset by lower asset based fees and commissionable sales.

Shareholder servicing fees was $55 million and was also impacted by accounting guidance which increased this line item by about $2 million, with a corresponding increase in general, administrative and other expense.

Other revenue was about $30 million this quarter.

	Dec-18	Sep-18	Dec-18 vs. Sep-18	Jun-18	Mar-18	Dec-17	Dec-18 vs. Dec-17
Sales, distribution and marketing	$ 444.5	$ 489.7	(9%)	$ 499.8	$ 521.5	$ 528.7	(16%)
Compensation and benefits	355.0	345.1	3%	357.5	355.5	332.5	7%
Information systems and technology	60.9	68.3	(11%)	62.5	58.1	55.0	11%
Occupancy	31.2	34.6	(10%)	30.5	34.1	29.4	6%
General, administrative and other	108.4	110.8	(2%)	105.2	92.9	88.8	22%
Total Operating Expenses	**$ 1,000.0**	**$ 1,048.5**	**(5%)**	**$ 1,055.5**	**$ 1,062.1**	**$ 1,034.4**	**(3%)**

Total expenses for the quarter were $1 billion, a decrease of 5% from the prior quarter and 3% since last year.

Sales, distribution and marketing expense was $445 million. The decrease was due mostly to the decline in assets and sales in the quarter, and on a run rate basis we expect this item to move in-line with the change in related revenue.

Sales and distribution fees, net of ($90) million, as summarized in the appendix, improved this quarter due to the $16 million reclassification of investment management fees mentioned earlier. This simply represents a change of income statement geography, with the decrease investment management fees offset by lower sales and distribution fees, net expense.

Compensation and benefits expense increased to $355 million due in part to higher salaries and wages attributable to the additional day in the quarter and the impact of one month of annual salary increases, which was partially offset by lower variable compensation.

Information, systems and technology expense experienced a seasonal decrease and was about $61 million this quarter.

General, administrative and other expense was also impacted by seasonal fluctuations in expenses and was about $108 million.

This quarter, we began the implementation of cost savings initiatives with a goal of reducing run-rate non-sales and distribution expenses.

Before factoring in these expense reductions, its related implementation costs, and the acquisition of Benefit Street Partners that is planned to close on February 1st, non-sales and distribution expense growth in 2019 is currently tracking toward the lower end of last quarter's outlook of 2% to 3% growth. As a result, compensation and benefits expense is expected to increase by 3% and the other line items are projected to be flat to down.

In fiscal year 2020, we expect the impact of the cost savings initiatives we plan to implement this year to result in total expenses, excluding sales, distribution and marketing expense and Benefit Street Partners, to be flat or slightly below fiscal year 2018 levels.

At $26 billion of assets under management, we expect Benefit Street Partners to increase investment management fees by about 3.5%, compared with fiscal year 2018, for the remaining 8 months of the year and 5% on an annual basis, before factoring in any benefit from performance fees. Consolidated expenses should see a commensurate increase with revenue, principally in compensation and benefits. We expect compensation to see an 8% increase, versus 2018, for the remaining 8 months of the current fiscal year as a result of consolidating Benefit Street Partners.

10

Ken Lewis, CFO
First Quarter Executive Commentary
Unaudited

Operating Margin (%) vs. Average AUM

(in US$ billions, for the fiscal year ended)


28.7%
33.5%
37.3%
35.4%
36.6%
37.9%
38.1%
35.7%
35.4%
33.5%
29.2%
442
571
694
706
808
888
870
749
737
741
683
09/09
09/10
09/11
09/12
09/13
09/14
09/15
09/16
09/17
09/18
FYTD 12/18
Average AUM: 4.4% CAGR[1]
Operating Income: 3.2% CAGR[1]
Operating Margin
Average AUM

	09/09	09/10	09/11	09/12	09/13	09/14	09/15	09/16	09/17	09/18	FYTD 12/18
Fiscal Year Operating Income (in US$ millions)	1,203	1,959	2,660	2,515	2,921	3,221	3,028	2,366	2,264	2,119	412

Profitability declined this quarter due to lower revenue that was only partially offset by lower expenses, leading to an operating margin of 29.2% for the quarter.

Other Income and Taxes

Other Income

(In US$ millions, for the three months ended December 31, 2018)


34.6
(37.6)
(15.8)
4.9
(6.4)
3.8
(49.0)
(65.5)
19.3
(46.2)
Interest and dividend income
Equity method investments
Gains/losses on investments, net
Rental income
Interest expense
Foreign exchange and other
Consolidated Investment Products (CIPs)
Total other income
Noncontrolling interests[2]
Other income, net of noncontrolling interests

Due to market volatility in the quarter, we reported a loss from other income, net of noncontrolling interests of about $46 million, which includes a market impact of $83 million on investments, including direct investments in consolidated products.

In accordance with new accounting guidance, changes in fair value of certain equity securities that were previously classified as available-for-sale or carried at cost are now required to be recognized in earnings. For this reason, we have combined the gains/losses on these investments and trading investments into one category: gains/losses on investments, net in the graph above.

1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period.
2. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to CIPs included in Other income.

11

Ken Lewis, CFO
First Quarter Executive Commentary
Unaudited

The losses for this category include $8.4 million from trading investment securities and $7.5 million from securities impacted by the new accounting guidance.

Losses on equity method investments of almost $38 million also significantly decreased investment income, as did the impact of direct investments in consolidated products.

These items were partially offset by dividend and interest income of about $35 million, foreign exchange and other of almost $4 million and rental income of about $5 million. We broke out rental income in the graph above because it is expected to increase in future quarters.

The tax rate for the quarter was 24.9% and we currently expect a fiscal year tax rate in the range of 23.5% to 24% due to anticipation of higher foreign taxes and a shift in the earnings mix.

Capital Management

Change in Ending Shares Outstanding


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
12/13
6/14
12/14
6/15
12/15
6/16
12/16
6/17
12/17
6/18
12/18
BEN
U.S. Asset Managers Average (ex-BEN)¹

U.S. Asset Managers (ex-BEN)[1]: 2.7% Compound Annual Dilution

BEN: 4.1% Compound Annual Accretion

Share Repurchases (US$ millions) vs. Average BEN Price


$60
$50
$40
$30
$20
$10
$0
137
179
129
178
151
190
218
500
404
337
327
256
262
167
175
168
200
433
446
348
327
12/13
6/14
12/14
6/15
12/15
6/16
12/16
6/17
12/17
6/18
12/18
Share Repurchase Amount
BEN Average Price for the Period
Special Cash Dividend Declared

Special Cash Dividends per Share Declared:

Feb-18: $3.00
Dec-14: $0.50

1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BSIG, BX, CG, CNS, EV, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OZM, PZN, TROW, VCTR, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.

12

First Quarter Executive Commentary Ken Lewis, CFO Unaudited During the quarter we repurchased almost 11 million shares for a total cost of $327 million. Combined with the regular dividend of $0.26 per share, this resulted in a payout of 167% of net income for the quarter. We are pleased to have returned a substantial amount of excess capital to our fellow shareholders in 2018—in multiple forms, consistent with the varied preferences of our diverse shareholder base. We plan to remain both systematic and opportunistic with respect to share repurchases, while preserving flexibility to execute value-added acquisition strategies, and continuing to grow our regular cash dividend over time. Cash and investments, net of debt, the tax liability, and the upfront consideration for Benefit Street Partners was $6.4 billion. Of that, $3.3 billion of liquid assets is reserved to satisfy operational and regulatory requirements and capital investments in our products, and we continue to value strategic optionality in our business. Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income) 3,552 3,685 3,364 3,085 96% NM NM NM 1,173 NM NM NM 131% NM NM NM 12/17 3/18 6/18 9/18 12/18  Dividends  Share Repurchases 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Note: The payout ratios for the 12/17, 3/18, 6/18 and 9/18 periods are not meaningful due to the 12/17 reported loss that 13 was attributable to tax reform.

Ken Lewis, CFO
First Quarter Executive Commentary
Unaudited

Appendix

Mix of Ending Assets Under Management

(as of December 31, 2018)


40%
2%
2%
4%
67%
13%
14%
39%
19%

Investment Objective (US$ billions)		Dec-18
Equity	$	263.1
Multi Asset/Balanced		124.8
Fixed Income		251.9
Cash Management		10.1
Total	**$**	**649.9**

Sales Region (US$ billions)		Dec-18
United States	$	433.7
Europe, Middle East and Africa		88.8
Asia-Pacific		86.9
Canada		26.1
Latin America		14.4
Total	**$**	**649.9**

Sales and Distribution Summary

(in US$ millions, for the three months ended)

	Dec-18	Sep-18	Change	% Change
Asset-based fees	$ 302.4	$ 318.0	(15.6)	(5%)
Asset-based expenses	(370.3)	(411.7)	41.4	(10%)
Asset-based fees, net	**$ (67.9)**	**$ (93.7)**	**$ 25.8**	**(28%)**
Sales-based fees	49.6	59.2	(9.6)	(16%)
Contingent sales charges	2.8	3.6	(0.8)	(22%)
Sales-based expenses	(52.5)	(57.8)	5.3	(9%)
Sales-based fees, net	**$ (0.1)**	**$ 5.0**	**$ (5.1)**	**(102%)**
Amortization of deferred sales commissions	(21.7)	(20.2)	(1.5)	7%
Sales and Distribution Fees, Net	**$ (89.7)**	**$ (108.9)**	**$ 19.2**	**(18%)**

14

First Quarter Executive Commentary Ken Lewis, CFO Unaudited Appendix (continued) CIPs Related Adjustments (in US$ millions, for the three months ended) Dec-18 Operating Revenues $ 15.5 Operating Expenses - Operating Income $ 15.5 Investment Income 24.9 Interest Expense (0.6) This table summarizes the impact of CIPs on the CIPs (49.0) Company’s reported U.S. Other Income $ (24.7) GAAP financial results. Net Income $ (9.2) Less: net income attributable to noncontrolling (12.4) interests Net Income Attributable to Franklin $ 3.2 Resources, Inc. 15

Forward-Looking Statements Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and Franklin’s subsequent Quarterly Report on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies, and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our services and products, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of our products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. 16

Forward-Looking Statements (continued) • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders. Investor Relations Contacts 1 (650) 312-4091 Brian Sevilla 1 (916) 463-2410 Lucy Nichols 1 (916) 463-4357 17